Exhibit 4.1

                       [LOGO OF TDK MEDIACTIVE, INC.]


NUMBER       Incorporated Under the Laws of the State of Delaware    SHARES
              50,000,000 AUTHORIZED COMMON STOCK, $.001 PAR VALUE

                                                              SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                                           CUSIP 87236L 10 6

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF

                             TDK MEDIACTIVE, INC.

transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, to all of which the holder by acceptance hereby assents.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

     This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.

Dated:

/s/ Eugene L. Code               [CORPORATE SEAL]   /s/ Shin Tanabe
    Eugene L. Code, Secretary                           Shin Tanabe, President

                                             Countersigned and Registered:
                                             CORPORATE STOCK TRANSFER, INC.
                                             3200 Cherry Creek South Drive
                                             Suite 430, Denver, CO 80209

                                             By:
                                                 ---------------------------
                                                 Transfer Agent and Registrar
                                                 Authorized Officer

                          [REVERSE OF CERTIFICATE]

                           TDK MEDIACTIVE, INC.
                       Corporate Stock Transfer, Inc.
                         Transfer Fee: As Required


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
TEN ENT - as tenants by the                             -----          ------
            entireties                                 (Cust)         (Minor)
JT TEN - as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants       Act
           in common                                --------------------------
                                                         (State)

       Additional abbreviations may also be use though not in the above list.

     For value received,                          hereby sell, assign and
                        -------------------------
                Please insert social security or
               other identifying number of assignee
                ------------------------------------
transfer unto /                                    /
               ------------------------------------------------------------

---------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

----------------------------------------------------------------------------
                   Shares of the Common Stock represented by the within
------------------
Certificate, and do hereby irrevocably constitute and appoint
                                                              ----------------
------------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,                         20
       -----------------------   ----

SIGNATURE GUARANTEED:                     X
                                            --------------------------------
                                          X
                                            --------------------------------

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.